Supplement to the
Fidelity Advisor Focus Funds®
Class A, Class M, Class C, Class I and Class Z
September 29, 2021
Prospectus

The following information replaces similar information for Fidelity Advisor® Consumer Discretionary Fund found in the “Fund Summary” section under the “Portfolio Manager(s)” heading.

Katherine Shaw (co-manager) has managed the fund since August 2017.

Jordan Michaels (co-manager) has managed the fund since July 2022.

It is expected that Ms. Shaw will transition off the fund effective on or about September 30, 2022. At that time, Mr. Michaels will assume sole portfolio manager responsibilities for the fund.

The following information replaces similar information for Fidelity Advisor® Utilities Fund found in the “Shareholder Information” section under the “Dividends and Capital Gain Distributions” heading.

The fund normally pays dividends in April, July, October and December and capital gain distributions in December.

The following information replaces the biographical information for Fidelity Advisor® Consumer Discretionary Fund found in the “Fund Management” section under the “Portfolio Manager(s)” heading.

Jordan Michaels is co-manager of Fidelity Advisor® Consumer Discretionary Fund, which he has managed since July 2022. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Michaels has worked as a research associate, research analyst, and portfolio manager.

Katherine Shaw is co-manager of Fidelity Advisor® Consumer Discretionary Fund, which she has managed since August 2017. She also manages other funds. Since joining Fidelity Investments in 2007, Ms. Shaw has worked as a research analyst and portfolio manager.

It is expected that Ms. Shaw will transition off the fund effective on or about September 30, 2022. At that time, Mr. Michaels will assume sole portfolio manager responsibilities for the fund.

AFOC-22-01 1.480125.218	July 11, 2022